UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2006 (April 12, 2006)
PHI, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

2001 SE Evangeline Thruway, Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip Code)
Registrant’s telephone number, including area code: (337) 235-2452
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.03 Material Modification to Rights of Security Holders.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
First Supplemental Indenture
Indenture dated as of April 12, 2006
Registration Rights Agreement
Third Amendment to Loan Agreement
Press release dated April 12, 2006

Item 1.01 Entry into a Material Definitive Agreement.
A. Supplemental Indenture
     On April 12, 2006, the Company entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture governing its 9⅜% Senior Notes due 2009 (“9⅜% Notes”) following receipt of the requisite consents of noteholders. The Supplemental Indenture, among other things, eliminates substantially all of the restrictive covenants and certain events of default provisions in the indenture and shortens the minimum redemption notice from 30 to five days should the Company elect to redeem any of the 9⅜% Notes that remain outstanding following completion of its pending tender offer. See Item 8.01, which is incorporated herein by reference.
     A copy of the Supplemental Indenture is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.
B. Indenture
     On April 12, 2006, the Company completed the private offering of $200,000,000 aggregate principal amount of 7⅛% Senior Notes due 2013 (the “7⅛% Notes”) pursuant to a purchase agreement with UBS Securities LLC, initial purchaser. All of the Company’s U.S. subsidiaries, International Helicopter Transport, Inc., Air Evac Services, Inc., PHI Air Medical, Inc., PHI Tech Services, Inc., Petroleum Helicopters International, Inc., Helicopter Management, L.L.C., Helicopter Leasing, L.L.C., HELEX, L.L.C. and Sky Leasing, L.L.C., are guarantors of the notes (the “Subsidiary Guarantors”).
     In connection with the offering, the Company entered into an indenture (the “Indenture”) dated April 12, 2006 by and among the Company, the Subsidiary Guarantors and The Bank of New York Trust Company, N.A., as trustee. The Indenture contains affirmative and negative covenants and customary events of default. Upon the occurrence of an event of default, the trustee or the holders of the 7⅛% Notes may declare all outstanding 7⅛% Notes to be due and payable immediately.
     The Company will pay interest on the 7⅛% Notes on April 15 and October 15 of each year, beginning on October 15, 2006. The 7⅛% Notes will mature on April 15, 2013. The 7⅛% Notes are the Company’s senior unsecured obligations and rank equal in right of payment to all of its existing and future senior unsecured indebtedness, including any of the Company’s 9⅜% Notes that remain outstanding following the Company’s pending tender offer. The Company’s secured debt and its other secured obligations will be effectively senior to the 7⅛% Notes to the extent of the value of the assets securing such debt or other obligations.
     The 7⅛% Notes are being offered by the initial purchaser only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, and outside the United States in accordance with Regulation S under the Securities Act. The 7⅛% Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are so registered, the 7⅛% Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions.
     A copy of the Indenture is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The description of the Indenture contained herein is qualified in its entirety by the full text of such exhibit.
C. Registration Rights Agreement
     In connection with the issuance of the 7⅛% Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) dated as of April 12, 2006 with the initial purchaser whereby the Company agreed to offer to exchange the 7⅛% Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended.
     Under the Registration Rights Agreement, the Company is required, at its own cost, to file an exchange offer registration statement with the Securities and Exchange Commission within 90 days after the issue date of April 12, 2006 (the “Issue Date”), to use its reasonable best efforts to cause the exchange offer registration statement to be declared effective within 210 days after the Issue Date and to use its reasonable best efforts to consummate the exchange offer within 240 days after the Issue Date. Promptly following the effectiveness of the exchange offer registration statement, the Company will keep the exchange offer open for not less than 30 days after the date notice of the exchange offer is mailed to holders of the 7⅛% Notes. In the event the Company breaches its obligations under the Registration Right Agreement, it will be obligated to pay additional interest to the holders of the 7⅛% Notes.
     A copy of the Registration Rights Agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference. The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.
D. Third Amendment to Loan Agreement
     Effective April 12, 2006, the Company entered into a third amendment (the “Third Amendment”) to its Loan Agreement dated as of April 23, 2002, as amended, with Whitney National Bank, which amendment amends the loan agreement to permit: (i) the tender offer for the 9⅜% Notes; (ii) the Supplemental Indenture; (iii) the offering and issuance of the 7⅛% Notes; (iv) the Indenture; (v) the guarantees of the 7⅛% Notes by the Subsidiary Guarantors pursuant to the Indenture; (vi) the offering and issuance of the exchange notes pursuant to the exchange offer registration statement required by the Registration Rights Agreement; and (vii) the public offering by the Company of 4,287,920 shares of its non-voting common stock, par value $.10 per share, including any shares that may be sold pursuant to the overallotment option granted to the underwriters.
     A copy of the Third Amendment is filed as Exhibit 10.4 hereto and is incorporated herein by reference. The description of the Third Amendment contained herein is qualified in its entirety by the full text of such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     See Item 1.01(B), which is incorporated herein by reference, with respect to the completion of the private offering by the Company of $200,000,000 aggregate principal amount of 7⅛% Senior Notes due 2013.
Item 3.03 Material Modification to Rights of Security Holders.
     See Item 1.01(A), which is incorporated herein by reference, with respect to the execution of the Supplemental Indenture effective April 12, 2006 to the indenture governing its 9⅜% Notes.
Item 7.01 Regulation FD Disclosure.
     On April 12, 2006, the Company completed its previously announced public offering of 4,287,920 shares of its non-voting common stock, par value $.10 per share, to the underwriters for sale to the public. In addition, the underwriters have a 30-day option to buy up to an additional 643,188 shares from the Company to cover over-allotments, if any.
     In addition, see Item 1.01, which is incorporated herein by reference, with respect to the completion on April 12, 2006 of the Company’s previously announced private offering of its $200,000,000 aggregate principal amount of 7⅛% Notes.
Item 8.01 Other Events.
     On April 12, 2006, the Company announced that it had accepted for purchase and payment all of the approximately $184.8 million of its $200,000,000 aggregate principal amount of 9⅜% Senior Notes due 2009 that were validly tendered prior to 5:00 p.m., New York City time, on April 6, 2006 and not validly withdrawn pursuant to its previously announced cash tender offer and consent solicitation, which commenced on March 24, 2006. The tender offer will expire April 24, 2006, unless extended by the Company. A copy of the press release issued by the Company on April 12, 2006 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

10.1	First Supplemental Indenture dated as of April 12, 2006 to the Indenture dated as of April 23, 2006 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Trust Company, N.A., successor to The Bank of New York, as trustee.

10.2	Indenture dated as of April 12, 2006 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Trust Company, N.A., as trustee.

10.3	Registration Rights Agreement dated as of April 12, 2006 by and among PHI, Inc., the subsidiary guarantors and UBS Securities LLC.

10.4	Third Amendment to Loan Agreement dated as of April 12, 2006, among PHI, Inc., certain subsidiaries of PHI, Inc. and Whitney National Bank.

99.1	Press release by PHI, Inc., dated April 12, 2006, announcing acceptance for purchase and payment with respect to its 9⅜% Senior Notes due 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, INC.
Date: April 13, 2006	By:	/s/ MICHAEL J. MCCANN
		Name:	Michael J. McCann
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Supplemental Indenture dated as of April 12, 2006 to the Indenture dated as of April 23, 2006 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Trust Company, N.A., successor to The Bank of New York, as trustee.

10.2	Indenture dated as of April 12, 2006 by and among PHI, Inc., the subsidiary guarantors and The Bank of New York Trust Company, N.A., as trustee.

10.3	Registration Rights Agreement dated as of April 12, 2006 by and among PHI, Inc., the subsidiary guarantors and UBS Securities LLC.

10.4	Third Amendment to Loan Agreement dated April 12, 2006, among PHI, Inc., certain subsidiaries of PHI, Inc. and Whitney National Bank.

99.1	Press release by PHI, Inc., dated as of April 12, 2006, announcing acceptance for purchase and payment with respect to its 9⅜% Senior Notes due 2009